UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2005

                               REGISTER.COM, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware             000-29739           11-3239091
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  (State or other jurisdiction of  (Commission        (IRS Employer
             incorporation)        File Number)       Identification No.)

          575 Eighth Avenue, 8th Floor, New York, New York        10018
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            (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 798-9100

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

     This Form 8-K/A is filed by Register.com (the "Company") to amend and restate paragraph 7 (under the heading EQUITY COMMITMENT LETTER) of Item 1.01 of the Company's Form 8-K filed on August 9, 2005 (the "Company 8-K").

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Paragraph 7 of Item 1.01 of the Company 8-K, under the heading EQUITY COMMITMENT LETTER, is hereby amended and restated as follows:

EQUITY COMMITMENT LETTER

     In connection with the Merger, Vector, Holdco and the Company entered into an Equity Commitment Letter on August 9, 2005, whereby Vector has agreed to provide, or cause to be provided, all of the financing required to consummate the transactions contemplated by the Merger Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       REGISTER.COM, INC.

Date:  August 9, 2005                  By:   /s/ Roni Jacobsen
                                            ----------------------
                                       Name:     Roni Jacobsen
                                       Title:    General Counsel and Secretary